UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  June 25, 2026
FINWISE BANCORP
(Exact name of registrant as specified in its charter)

Utah	001-40721	83-0356689
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

756 East Winchester St., Suite 100		84107
Murray,	Utah
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code:  (801) 501-7200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	FINW	The NASDAQ Stock Market LLC

Explanatory Note
This Amendment No. 1 on Form 8-K/A (“Amendment”) amends the Current Report on Form 8-K originally filed by FinWise Bancorp with the Securities and Exchange Commission (“SEC”) on June 25, 2026 (“Form 8-K”). The purpose of this Amendment is solely to file an updated version of the FinWise Bancorp 2019 Stock Plan previously filed as Exhibit 10.1 with the Original Form 8-K in order to correct a scrivener’s error. The agreement previously filed as Exhibit 10.1 is hereby amended and restated in its entirety by the version attached hereto. Except as described herein, no other information in the Form 8-K is being amended or updated.

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 25, 2026, at the 2026 Annual Meeting of Shareholders (the "Annual Meeting") of FinWise Bancorp ("FinWise" or the "Company"), the Company shareholders approved the increase in the number of shares of our common stock available for awards under the FinWise Bancorp 2019 Stock Plan (the "2019 Plan") by 750,000 shares to 2,530,000 shares. The increase was embodied (subject to shareholder approval) in an amendment of the 2019 Plan that was approved by FinWise's Board of Directors on April 28, 2026. Our named executive officers expect to continue to participate in the 2019 Plan. For a description of the principal features of the 2019 Plan, please see Proposal No. 2 in our proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 28, 2026, which description is incorporated herein by reference. Such description is qualified in its entirety by reference to the full text of the 2019 Plan, as amended, which is filed as Exhibit 10.1 hereto and incorporated by reference into this Item 5.02.
Item 5.07Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, shareholders of record as of April 28, 2026, the Record Date for the Annual Meeting, were entitled to vote 13,706,039 shares of the Company's common stock (the "Common Stock"), each having one vote per share. A total of 11,183,721 shares of Common Stock were represented at the Annual Meeting in person or by proxy.
At the Annual Meeting, the shareholders of the Company (i) elected two director nominees to hold office until the earlier of the 2029 Annual Meeting of Shareholders of the Company or until their successors are elected and qualified or until their earlier resignation or removal, (ii) approved the amendment to the 2019 Plan to increase the number of shares of our Common Stock available for issuance under the 2019 Plan by 750,000 shares to 2,530,000 shares and (iii) ratified the appointment of Baker Tilly US, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026.
Proposal 1: Election of Directors
The shareholders of the Company elected each of the director nominees proposed by the Board of Directors. The final voting results were as follows:

Nominee	For	Withheld	Broker Non-Votes
Gerald E. Cunningham	7,747,333	1,288,385	2,148,003
Lisa Ann Nievaard	6,681,199	2,354,519	2,148,003
Proposal 2: Approval of an Amendment and Restatement of the FinWise Bancorp 2019 Stock Plan in order to Increase the Number of Shares of Common Stock Available for Issuance Under the Plan
The shareholders of the Company approved the amendment to the 2019 Plan effecting the increase in the number of shares of our Common Stock available for awards under the 2019 Plan by 750,000 shares to 2,530,000 shares. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
7,097,563	1,938,155	—	2,148,003
Proposal 3: Ratification of the Appointment of Baker Tilly US, LLP as the Company's Independent Registered Public Accounting Firm for Fiscal Year 2026
The shareholders of the Company ratified the appointment of Baker Tilly US, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026. The final voting results were as follows:

For	Against	Abstain
10,357,336	752,192	74,193

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	FinWise Bancorp 2019 Stock Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FinWise Bancorp has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: June 26, 2026	FINWISE BANCORP

/s/ Michael O'Brien
Name: Michael O'Brien
Title: Corporate Counsel, Corporate Secretary and Executive Vice President